Supplement dated October 23, 2023, to the Summary Prospectus, Prospectus and Statement of Additional

Information (“SAI”), each dated April 1, 2023, as may be revised or supplemented from time to time.

Loomis Sayles Senior Floating Rate and Fixed Income Fund

(the “Fund”)

Effective February 29, 2024, John R. Bell has elected to retire and will no longer serve as a Portfolio Manager of the Fund.

Accordingly, effective February 29, 2024, all references and corresponding disclosure related to Mr. Bell in the Summary Prospectus, Prospectus and SAI will be deleted.

Michael L. Klawitter and Heather M. Young will remain as Portfolio Managers of the Fund.